Exhibit 99.1
For immediate release
July 20, 2005
MEDIA CONTACT
Tricia Linderman, 214.932.6798
tricia.linderman@texascapitalbank.com
INVESTOR CONTACT
Myrna Vance, 214.932.6646
myrna.vance@texascapitalbank.com
TEXAS CAPITAL BANCSHARES ANNOUNCES STRONG SECOND QUARTER OPERATING RESULTS
Dallas, Texas – July 20, 2005 — Texas Capital Bancshares (NASDAQ: TCBI), the parent company of Texas Capital Bank, announced earnings for the second quarter of 2005.
On a comparative basis:
•	Net income increased 51%

•	EPS increased 47%

•	Loans held for investment grew 32%

•	Total loans grew 35%

•	Demand deposits grew 32%

•	Total deposits grew 21%
“Our outstanding second quarter is due to the continued success of our strategy of focusing on the middle market in the five major cities in Texas,” said Jody Grant, Chairman and CEO. “We are benefiting from our local Texas identity and the exceptionally strong Texas economy.”
FINANCIAL SUMMARY
(dollars and shares in thousands)

	Q2 2005	Q2 2004	% Change
OPERATING RESULTS
Net Income	$6,587	$4,360	51%
Diluted EPS	$.25	$.17	47%
ROA	.97%	.77%
ROE	13.14%	10.04%
Diluted Shares	26,543	26,140	2%

BALANCE SHEET
Total Assets	$2,818,039	$2,399,603	17%
Demand Deposits	475,516	359,628	32%
Total Deposits	1,971,005	1,628,397	21%
Loans Held for Investment	1,805,630	1,364,106	32%
Total Loans	1,926,338	1,422,164	35%
Stockholders’ Equity	205,880	174,327	18%
Loans Held for Investment are stated net of unearned income.

DETAILED FINANCIALS
Texas Capital Bancshares, Inc. reported net income of $6.6 million for the second quarter of 2005 and $11.9 million for the year to date. For the second quarter and first half of 2004, the Company reported net income of $4.4 million and $8.3 million, respectively. On a fully diluted basis, earnings per share were $.25 and $.45, for the three and six month periods ended June 30, 2005, respectively. For 2004 the EPS comparisons for the three and six month periods were $.17 and $.32.
Return on average equity was 13.14 percent and return on average assets was .97 percent for the second quarter of 2005 compared to 10.04 percent and .77 percent, respectively, for the second quarter of 2004. The increase in net income and improvement in return on assets in 2005 as compared to 2004 results are attributed to growth in net interest income which came from continued earning asset growth, as well as an improvement in net interest margin.
Net interest income was $24.5 million for the second quarter of 2005, compared to $17.3 million for the second quarter of 2004. The increase was due to an increase in average earning assets of $407.1 million over levels reported in the second quarter of 2004 and an improvement in the net interest margin. The increase in average earning assets included a $429.2 million increase in average loans held for investment (core loans) offset by a decrease of $32.2 million in average securities. The average balance of loans held for sale increased to $84.5 million in the second quarter of 2005 from $68.9 million in 2004. The net interest margin in the second quarter of 2005 was 3.88 percent, a 64 basis point increase from the second quarter of 2004 and a 27 basis point increase from the first quarter of 2005. The improvement in the net interest margin resulted primarily from 148 basis point increase in the yield on earning assets offset by a 105 basis point increase in the cost of interest bearing liabilities from the prior year.
Average interest bearing liabilities increased $297.6 million from the second quarter of 2004, which included a $326.6 million increase in interest bearing deposits offset by a $29.0 million decrease in other borrowings. For the same periods, the average balance of demand deposits increased to $397.3 million from $290.0 million.
Key measures of credit quality showed improvement during the second quarter of 2005. Net recoveries were $59,000 compared to net charge-offs of $96,000, or 0.03 percent of loans, in second quarter 2004 and net recoveries of $17,000 in the first quarter of 2005. The Company also reported that the ratio of non-performing loans to core loans decreased to 0.32 percent. Subsequent to quarter-end, $3.8 million of the Company’s non-performing loans were paid, bringing total non-performing loans to $1.9 million, or 0.10% of core loans. Due to continued improvement in key measures of credit quality, the Company did not record a provision for possible loan losses during the second quarter of 2005, consistent with the first quarter of 2005 and down from $363,000 in the second quarter of 2004. Reserve coverage of losses, non-performing assets and classified loans remained strong. In management’s opinion, the reserve is sufficient to cover all reasonably expected losses in the portfolio and is derived from consistent application of the methodology for establishing the adequacy of reserves for Texas Capital Bank’s loan portfolio.
Non-interest income for the second quarter of 2005 increased $1.6 million, or 52%, to $4.7 million from $3.1 million in the second quarter of 2004. The increase is primarily related to a $1.2 million increase in gains on sale of mortgage loans to $1.9 million from $729,000. Trust fee income increased $161,000 due to continued growth of trust assets.
Non-interest expense for the second quarter of 2005 increased $5.7 million, or 42%,

percent, to $19.2 million from $13.5 million in the second quarter of 2004. The increase is primarily related to a $3.9 million increase in salaries and employee benefits to $11.9 million from $8.0 million. The increase in salaries and employee benefits resulted from an increase in the total number of employees related to general business growth, additional staffing for the new Houston office, the significant expansion of the residential mortgage lending division, and increased incentive compensation reflective of the Company’s performance.
TCB also announced the formation of BankDirect Capital Finance (BDCF), a new line of business focused on premium finance and other services for insurance agencies and their customers. The Company paid $6.6 million to create BDCF. BDCF had outstanding loans of $10 million on June 30; current outstandings are $85 million. The Company expects BDCF to be modestly profitable and accretive in 2005.
ABOUT TEXAS CAPITAL BANK
Texas Capital Bancshares (Nasdaq: TCBI) is the parent company of Texas Capital Bank, a commercial bank that delivers highly personalized financial services to businesses and private clients. Headquartered in Dallas, the Bank has full-service locations in Austin, Dallas, Fort Worth, Houston, Plano, and San Antonio.
This release contains forward-looking statements, which are subject to risks and uncertainties. A number of factors, many of which are beyond Texas Capital Bancshares’ control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These risks and uncertainties include the risk of adverse impacts from general economic conditions, competition, interest rate sensitivity and exposure to regulatory and legislative changes. These and other factors that could cause results to differ materially from those described in the forward-looking statements can be found in the Form 10-K and other filings made by Texas Capital Bancshares with the Securities and Exchange Commission.

TEXAS CAPITAL BANCSHARES, INC.
SELECTED FINANCIAL HIGHLIGHTS
(Dollars in thousands except per share data)

2nd Quarter	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter
2005	2005	2004	2004	2004

CONSOLIDATED STATEMENT OF OPERATIONS
Interest income	$39,167	$34,187	$32,529	$29,019	$25,056
Interest expense	14,683	12,519	11,069	9,633	7,804

Net interest income	24,484	21,668	21,460	19,386	17,252
Provision for loan losses	—	—	200	375	363

Net interest income after provision for loan losses	24,484	21,668	21,260	19,011	16,889
Non-interest income	4,694	4,179	3,738	3,463	3,116
Non-interest expense	19,190	17,854	15,917	14,595	13,496

Income before income taxes	9,988	7,993	9,081	7,879	6,509
Income tax expense	3,401	2,717	3,054	2,643	2,149

Net income	$6,587	$5,276	$6,027	$5,236	$4,360

Diluted EPS	$.25	$.20	$.23	$.20	$.17

Diluted shares	26,543,191	26,622,813	26,457,466	26,263,714	26,140,080

CONSOLIDATED BALANCE SHEET DATA
Total assets	$2,818,039	$2,636,920	$2,611,163	$2,487,371	$2,399,603
Loans held for investment	1,805,630	1,676,799	1,564,578	1,485,156	1,364,106
Loans held for sale	120,708	70,672	119,537	79,010	58,058
Securities	725,554	754,154	804,544	820,661	783,234
Demand deposits	475,516	405,162	397,629	324,292	359,628
Deposits	1,971,005	1,981,701	1,789,887	1,612,762	1,628,397
Other borrowings	610,254	431,682	594,991	653,168	569,404
Long-term debt	20,620	20,620	20,620	20,620	20,620
Stockholders’ equity	205,880	194,511	195,275	190,314	174,327

End of period shares	25,616,829	25,557,896	25,461,602	25,292,206	25,259,574
Book Value (excluding securities gains/losses)	8.06	7.79	7.57	7.31	7.09

SELECTED FINANCIAL RATIOS
Net interest margin	3.88%	3.61%	3.58%	3.38%	3.24%
Return on average assets	.97%	.82%	.94%	.85%	.77%
Return on average equity	13.14%	10.89%	12.50%	11.25%	10.04%
Non-interest expense to earning assets	3.01%	2.94%	2.63%	2.53%	2.52%
Efficiency ratio	65.8%	69.1%	63.2%	63.9%	66.3%
Tier 1 capital ratio	9.9%	10.4%	10.7%	11.0%	11.4%
Total capital ratio	10.7%	11.3%	11.7%	12.0%	12.5%
Tier 1 leverage ratio	8.1%	8.3%	8.3%	8.3%	8.6%

ASSET QUALITY SUMMARY
Non-performing loans	$5,718	$6,065	$6,059	$7,016	$10,816
Net charge-offs (recoveries)	(59)	(17)	233	(78)	96
Net charge-offs (recoveries) to average loans(1)	(.01)%	(.00)%	.06%	(.02)%	.03%
Allowance to loans(1)	1.04%	1.12%	1.20%	1.26%	1.34%
Non-performing loans to total loans(1)	.32%	.36%	.39%	.47%	.79%
Allowance to non-performing loans(1)	3.3	x	3.1	x	3.1	x	2.7	x	1.7	x

(1) Excludes loans held for sale.

TEXAS CAPITAL BANCSHARES, INC.
CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(Dollars in thousands)

	June 30,	June 30,	%
	2005	2004	Change

Assets
Cash and due from banks	$107,982	$90,754	19%
Federal funds sold	5,000	59,970	(92)%
Securities, available-for-sale	725,554	783,234	(7)%
Loans held for sale	120,708	58,058	108%
Loans held for investment (net of unearned income)	1,805,630	1,364,106	32%
Less: Allowance for loan losses	18,774	18,278	3%

Loans held for investment, net	1,786,856	1,345,828	33%
Premises and equipment, net	5,398	4,719	14%
Accrued interest receivable and other assets	60,124	55,544	8%
Goodwill, net	6,417	1,496	329%

Total assets	$2,818,039	$2,399,603	17%

Liabilities and Stockholders’ Equity
Liabilities:
Deposits:
Non-interest bearing	$475,516	$359,628	32%
Interest bearing	1,208,972	1,174,284	3%
Interest bearing in foreign branches	286,517	94,485	203%

Total deposits	1,971,005	1,628,397	21%

Accrued interest payable	3,410	2,832	20%
Other liabilities	6,870	4,023	71%
Federal funds purchased	129,262	97,972	32%
Repurchase agreements	354,159	467,686	(24)%
Other borrowings	126,833	3,746	3,286%
Long-term debt	20,620	20,620	—

Total liabilities	2,612,159	2,225,276	17%

Stockholders’ equity:
Common stock, $.01 par value:
Authorized shares – 100,000,000
Issued shares – 25,616,829 and 24,978,518 at June 30, 2005 and 2004, respectively	256	250
Series A-1 non-voting common stock, $.01 par value:
Issued shares –281,056 at June 30, 2004	—	3
Additional paid-in capital	174,183	170,147
Retained earnings	31,910	8,784
Treasury stock (shares at cost: 84,274 at June 30, 2005 and 2004, respectively)	(573)	(573)
Deferred compensation	573	573
Accumulated other comprehensive income (loss), net	(469)	(4,857)

Total stockholders’ equity	205,880	174,327	18%

Total liabilities and stockholders’ equity	$2,818,039	$2,399,603	17%

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
(In thousands except per share data)

	Three Months Ended June 30		Six Months Ended June 30
	2005	2004	2005	2004

Interest income
Interest and fees on loans	$31,255	$17,498	$56,947	$34,204
Securities	7,887	7,536	16,183	15,087
Federal funds sold	14	18	94	33
Deposits in other banks	11	4	130	6

Total interest income	39,167	25,056	73,354	49,330
Interest expense
Deposits	10,446	4,948	19,379	9,691
Federal funds purchased	1,374	294	2,235	614
Repurchase agreements	2,151	2,250	4,545	4,335
Other borrowings	354	56	358	282
Long-term debt	358	256	685	512

Total interest expense	14,683	7,804	27,202	15,434

Net interest income	24,484	17,252	46,152	33,896
Provision for loan losses	—	363	—	1,113

Net interest income after provision for loan losses	24,484	16,889	46,152	32,783
Non-interest income
Service charges on deposit accounts	793	891	1,574	1,748
Trust fee income	615	454	1,201	891
Cash processing fees	—	—	—	587
Bank owned life insurance (BOLI) income	291	329	579	650
Mortgage warehouse fees	195	274	414	512
Gain on sale of mortgage loans	1,911	729	3,676	1,192
Other	889	439	1,429	851

Total non-interest income	4,694	3,116	8,873	6,431
Non-interest expense
Salaries and employee benefits	11,858	7,964	23,387	16,094
Net occupancy expense	1,875	1,341	3,558	2,675
Marketing	922	569	1,621	1,103
Legal and professional	1,097	779	2,194	1,572
Communications and data processing	914	995	1,569	1,854
Franchise taxes	45	56	90	153
Other	2,479	1,792	4,625	3,377

Total non-interest expense	19,190	13,496	37,044	26,828

Income before income taxes	9,988	6,509	17,981	12,386
Income tax expense	3,401	2,149	6,118	4,089

Net income	$6,587	$4,360	$11,863	$8,297

Earnings per share:
Basic	$.26	$.17	$.46	$.33
Diluted	$.25	$.17	$.45	$.32

TEXAS CAPITAL BANCSHARES, INC.
SUMMARY OF LOAN LOSS EXPERIENCE
(Dollars in thousands)

2nd Quarter	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter
2005	2005	2004	2004	2004

Beginning balance	$18,715	$18,698	$18,731	$18,278	$18,011
Loans charged-off:
Commercial	70	266	258	—	—
Real estate	28	—	—	—	—
Consumer	52	1	16	135	6
Leases	2	58	115	65	266

Total	152	325	389	200	272
Recoveries:
Commercial	171	282	6	142	—
Leases	40	60	150	136	176

Total recoveries	211	342	156	278	176

Net charge-offs (recoveries)	(59)	(17)	233	(78)	96
Provision for loan losses	—	—	200	375	363

Ending balance	$18,774	$18,715	$18,698	$18,731	$18,278

Reserve to loans held for investment(2)	1.04%	1.12%	1.20%	1.26%	1.34%
Reserve to average loans held for investment(2)	1.07%	1.18%	1.23%	1.31%	1.38%
Net charge-offs (recoveries) to average loans (1)(2)	(.01)%	(.00)%	.06%	(.02)%	.03%
Provision for loan losses to average loans (1) (2)	—	—	.05%	.10%	.11%
Recoveries to gross charge-offs	138.8%	105.2%	40.1%	139.0%	64.7%
Reserve as a multiple of net charge-offs	N/M	N/M	80.2x	N/M	190.4x

Non-performing loans:
Loans past due (90 days)	$—	$18	$209	$117	$4,423
Non-accrual	5,718	6,047	5,850	6,899	6,393

Total	$5,718	$6,065	$6,059	$7,016	$10,816

Reserve as a percent of non-performing loans (2)	3.3	x	3.1	x	3.1	x	2.7	x	1.7	x

(1)	Interim period ratios are annualized.

(2)	Excludes loans held for sale.

TEXAS CAPITAL BANCSHARES, INC.
CONSOLIDATED STATEMENT OF OPERATIONS
(Dollars in thousands)

	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter
	2005	2005	2004	2004	2004

Interest income
Interest and fees on loans	$31,255	$25,692	$23,941	$20,455	$17,498
Securities	7,887	8,296	8,567	8,546	7,536
Federal funds sold	14	80	17	15	18
Deposits in other banks	11	119	4	3	4

Total interest income	39,167	34,187	32,529	29,019	25,056
Interest expense
Deposits	10,446	8,933	7,315	6,231	4,948
Federal funds purchased	1,374	861	740	437	294
Repurchase agreements	2,151	2,394	2,631	2,572	2,250
Other borrowings	354	4	80	112	56
Long-term debt	358	327	303	281	256

Total interest expense	14,683	12,519	11,069	9,633	7,804

Net interest income	24,484	21,668	21,460	19,386	17,252
Provision for loan losses	—	—	200	375	363

Net interest income after provision for loan losses	24,484	21,668	21,260	19,011	16,889
Non-interest income
Service charges on deposit accounts	793	781	797	825	891
Trust fee income	615	586	559	482	454
Bank owned life insurance (BOLI) income	291	288	292	346	329
Mortgage warehouse fees	195	219	243	241	274
Gain on sale of mortgage loans	1,911	1,765	1,145	1,083	729
Other	889	540	702	486	439

Total non-interest income	4,694	4,179	3,738	3,463	3,116
Non-interest expense
Salaries and employee benefits	11,858	11,529	9,786	8,914	7,964
Net occupancy expense	1,875	1,683	1,577	1,443	1,341
Marketing	922	699	837	669	569
Legal and professional	1,097	1,097	814	755	779
Communications and data processing	914	655	540	764	995
Franchise taxes	45	45	41	52	56
Other	2,479	2,146	2,322	1,998	1,792

Total non-interest expense	19,190	17,854	15,917	14,595	13,496

Income before income taxes	9,988	7,993	9,081	7,879	6,509
Income tax expense	3,401	2,717	3,054	2,643	2,149

Net income	$6,587	$5,276	$6,027	$5,236	$4,360

QUARTERLY FINANCIAL SUMMARY – UNAUDITED
Consolidated Daily Average Balances, Average Yields and Rates
(Dollars in thousands)

	2nd Quarter 2005			1st Quarter 2005			4th Quarter 2004			3rd Quarter 2004			2nd Quarter 2004
	Average	Revenue/	Yield/	Average	Revenue/	Yield/	Average	Revenue/	Yield/	Average	Revenue/	Yield/	Average	Revenue/	Yield/
	Balance	Expense (1)(2)	Rate	Balance	Expense (1)(2)	Rate	Balance	Expense (1)(2)	Rate	Balance	Expense (1)(2)	Rate	Balance	Expense (1)(2)	Rate

Assets
Securities – Taxable	$685,058	$7,451	4.36%	$729,907	$7,861	4.37%	$765,943	$8,168	4.24%	$776,302	$8,337	4.27%	$748,343	$7,396	3.97%
Securities – Non-taxable	48,694	671	5.53%	48,715	669	5.57%	44,907	614	5.44%	24,925	322	5.14%	17,664	215	4.90%
Federal funds sold	1,980	14	2.84%	12,377	80	2.62%	3,159	17	2.14%	4,192	15	1.42%	7,686	18	0.94%
Deposits in other banks	1,736	11	2.54%	17,858	119	2.70%	773	4	2.06%	1,128	3	1.06%	995	4	1.62%
Loans held for sale	84,497	2,897	13.75%	81,956	2,281	11.29%	94,510	2,191	9.22%	70,730	1,765	9.93%	68,922	1,456	8.50%
Loans held for investment	1,755,311	28,358	6.48%	1,590,207	23,411	5.97%	1,516,672	21,750	5.71%	1,432,860	18,690	5.19%	1,326,066	16,042	4.87%
Less reserve for loan losses	18,753	—	—	18,930	—	—	18,870	—	—	18,440	—	—	18,205	—	—

Loans, net of reserve	1,821,055	31,255	6.88%	1,653,233	25,692	6.30%	1,592,312	23,941	5.98%	1,485,150	20,455	5.48%	1,376,783	17,498	5.11%

Total earning assets	2,558,523	39,402	6.18%	2,462,090	34,421	5.67%	2,407,094	32,744	5.41%	2,291,697	29,132	5.06%	2,151,471	25,131	4.70%
Cash and other assets	162,835			148,557			137,702			157,255			138,399

Total assets	$2,721,358			$2,610,647			$2,544,796			$2,448,952			$2,289,870

Liabilities and Stockholders’ Equity
Transaction deposits	$111,029	$292	1.05%	$107,162	$255	0.97%	$104,621	$230	0.87%	$99,245	$150	0.60%	$95,031	$140	0.59%
Savings deposits	654,519	3,886	2.38%	613,391	3,147	2.08%	587,020	2,548	1.73%	581,616	2,005	1.37%	560,182	1,639	1.18%
Time deposits	782,643	6,268	3.21%	765,497	5,531	2.93%	658,447	4,537	2.74%	631,115	4,076	2.57%	566,369	3,169	2.25%

Total interest bearing deposits	1,548,191	10,446	2.71%	1,486,050	8,933	2.44%	1,350,088	7,315	2.16%	1,311,976	6,231	1.89%	1,221,582	4,948	1.63%
Other borrowings	545,896	3,879	2.85%	534,773	3,259	2.47%	635,552	3,451	2.16%	617,394	3,121	2.01%	574,942	2,600	1.82%
Long-term debt	20,620	358	6.96%	20,620	327	6.43%	20,620	303	5.85%	20,620	281	5.42%	20,620	256	4.99%

Total interest bearing liabilities	2,114,707	14,683	2.78%	2,041,443	12,519	2.49%	2,006,260	11,069	2.19%	1,949,990	9,633	1.97%	1,817,144	7,804	1.73%
Demand deposits	397,266			363,398			335,914			302,338			289,973
Other liabilities	8,370			9,241			10,732			11,395			8,047
Stockholders’ equity	201,015			196,565			191,890			185,229			174,706

Total liabilities and stockholders’ equity	$2,721,358			$2,610,647			$2,544,796			$2,448,952			$2,289,870

Net interest income		$24,719			$21,902			$21,675			$19,499			$17,327
Net interest income to earning assets			3.88%			3.61%			3.58%			3.38%			3.24%

(1)	The loan averages include loans on which the accrual of interest has been discontinued and are stated net of unearned income.
(2)	Taxable equivalent rates used where applicable.